Putnam
Municipal
Bond Fund*


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

*Formerly Putnam Investment Grade Municipal Trust II

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report that Putnam Municipal Bond Fund not only landed in positive territory during the challenging economic and market environment that prevailed throughout the fiscal year ended April 30, 2002, but by period's end it was able to raise its dividend payment. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for fiscal 2003.

As economic fundamentals continue to improve, tax revenues should rise and bring an improved outlook for municipal bonds. However, this improvement is likely to be gradual, so we counsel patience as you view your fund's progress in the months ahead.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Tax Exempt Fixed-Income Team

Recession, terrorist attacks, and a wavering recovery defined Putnam Municipal Bond Fund's turbulent fiscal year ending April 30, 2002. In response to the slowing economy and the devastating effects of September 11, the Federal Reserve Board eased short-term interest rates to a 40-year low by the end of calendar 2001. This contributed to a steep yield curve and a generally positive bond market for most of the fiscal year. Later in the period, the Fed shifted its bias to neutral as the economy showed some signs of strength, although spotty corporate earnings and shady corporate accounting practices kept investors on their toes through the end of the fiscal year. Your fund's exposure to bonds across the ratings spectrum both hurt and helped it at different times in this chaotic period. In the end, the fund's one-year total return was in line with its benchmark, the Lehman Municipal Bond Index, and underperformed its Lipper category average, as higher income from the sale of preferred shares could not quite overcome the sharp price depreciation in the fund's lower-rated bonds immediately after the terrorist attacks on September 11, 2001. Many of these lower-rated bonds helped the fund's performance before the events of September 11 and continue to recover with signs of economic improvement.

Total return for 12 months ended 4/30/02

                 NAV            Market price
-----------------------------------------------------------------------
                6.99%               8.70%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/Health care       28.3%

Transportation              21.7%

Utilities                   12.9%

Education                   11.7%

Water and sewer              7.1%

Footnote reads:
*Based on market value as of 4/30/02. Holdings will vary over time.


* FUND RAISES DIVIDEND PAYMENT IN THE LAST TWO MONTHS OF THE PERIOD

Taking advantage of the broader asset base provided by the merger in your fund early in the fiscal year as well as the stability of lower short-term interest rates, your fund's management team issued new preferred shares on your newly merged fund. (This fund, formerly known as Putnam Investment Grade Municipal Trust II, was merged with Putnam Investment Grade Municipal Trust III.) By issuing preferred shares, the fund borrowed money at short-term rates around 1.5% and then invested the money in longer-term bonds yielding 5.5% to 6.0%. The difference between the longer-term bond yields and the dividends paid out to the preferred shareholders was used to enhance the dividends paid to common shareholders, who benefited from this yield spread in the last two months of the period when the monthly dividend payout was raised by almost 19%.

* AIRLINES PROVIDE BUMPY RIDE WHILE HIGHLIGHTING FUND'S STRENGTHS

The trials and troubles of the airline industry over the last 12 months provide an illustration of the value added by Putnam's research capability and long-term investment focus. Although certainly not the largest sector, airline and airport-authority bonds have represented a significant portion of your fund's portfolio this year and in years past. These bonds have a history of high current income and have been one of the most liquid sectors of the municipal-bond market. However, perceptions of these bonds changed drastically on September 11, 2001. Airline-backed securities were hurt significantly, including those in your fund's portfolio. Maintaining calm amidst the widespread concern, your fund's management team took full advantage of the research capabilities available to it. Existing airline holdings were analyzed on an issue-by-issue basis, considering creditworthiness while factoring in the top-down issues of airline industry restructuring in the post-crisis environment and the influx of federal relief dollars. As a result of this reevaluation, we decided to trim the fund's airline-related positions only slightly in expectation of a long-term rebound. While we expect further losses for the airlines in 2002, our airline holdings continue to pay their coupons and signs are pointing to a bottom and recovery for the industry. The number of domestic airline passengers, down 33% last October, was down only 10% as the fiscal period ended. Demand, induced by fare cuts, continues to grow, and our expectation is for airlines to issue new bonds and increase the supply sometime in the coming year. Volatile oil prices stalled the recovery in the last couple of months of the period but we believe that with the continued assurance of government relief money our airline holdings continue to be a good investment. By period-end, our initial review proved its effectiveness as the airline sector (comprising 10.3% of the fund's market value) was one of the strongest-performing areas of the portfolio in the last four months of the period.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 39.7%

AA/Aa -- 13.0%

A -- 14.5%

BBB/Baa -- 22.9%

BB/Ba -- 5.8%

B -- 2.3%

Other -- 1.8%

Footnote reads:
*As a percentage of market value as of 4/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Fund Profile

Putnam Municipal Bond Fund seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital. The fund is nationally diversified and invests in investment-grade and some higher-yielding, lower-rated municipal bonds. The fund is suitable for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.


* HEALTH CARE HELPED DIVERSIFY PORTFOLIO

Throughout the year, we continued to use bottom-up, issue-by-issue analysis to make smaller, more numerous purchases in order to further diversify the fund's portfolio. These smaller investments seek to guard against the rise in single-issue risk as investors spooked by the terrorist attacks and horrendous examples of corporate malfeasance tend to overreact at the slightest rumor of trouble with a security. The health-care sector, which contributed early in the period through price appreciation, is one sector that has provided many of these smaller, less concentrated positions. One example is an issue from New Jersey Health Care Facilities Financing Authority for Atlantic City Medical Center (coupon 5.75%, maturity 7/01/2025). Atlantic City MC has a dominant market share of 72% and is a sole provider in the primary market area. Management is focusing future growth on capturing patient migration from the area to facilities in Camden and Philadelphia, over an hour away. Most patients leave the area for cardiac, vascular, and thoracic services, as well as women's and newborn services. Cardiac services were recently added, and thoracic and OB physicians are being recruited. This is a significant opportunity to increase revenue and cash flow. Another example is an issue by the Health, Educational and Housing Facility Board of the County of Shelby, Tennessee (coupon 6.5%, maturity 9/01/2026) for Methodist Healthcare of Memphis. Methodist Healthcare is the number one provider in Memphis, and has good geographic coverage in the area. Methodist has mortgages on three key Memphis facilities and is run by a solid management team.

* MUNI BOND MARKETS STAYED STABLE RELATIVE TO OTHER INVESTMENTS

The municipal-bond market as a whole remained relatively stable during the fiscal year despite high-profile events such as New York's terrorist attacks. New York City, thanks in part to generous Federal help, has had no problems meeting its debt obligations although the prices of its bonds have declined. From a bond investor's perspective, the New York City picture is now less focused on the aftermath of the attacks and more concerned with opportunity for undervalued bond issues in the coming months. The city's reputation among muni-bond investors has been bolstered by financial disclosure statutes put in place after the city's budget crisis in the 1970s.

Your fund's management team has been extremely cautious in the purchase of General Obligation bonds, which are secured by tax revenues, from issuers nationwide. As the economy continued to slow over most of the period, tax revenues dropped and many states and municipalities moved from surplus to deficit status, issuing bonds to make up the difference. We have found great valuations nationally in tobacco bonds backed by the distribution of proceeds from the tobacco industry's settlement with individual states. These bonds are consistently rated as single As with yields at the level of BBB/Baa hospital bonds. Based on analysis of the tobacco industry's current growth levels and the outcome of recent court cases, we believe these bonds will continue to be stable investments.

* OUTLOOK CAUTIOUS IN COMING YEAR

In the near term, we remain cautious on interest rates. Our view is that the economy may continue to struggle in its recovery, which should keep the Federal Reserve from raising rates until it sees a credible threat of inflation. Right now there is no such threat, and for the first four months of 2002, the Fed has appeared more concerned about the recovery than about inflation. Since the capital markets have retracted, with significant declines in capital spending and corporate investment, this lack of funding is in itself a restraint on the economy. As a result, we believe the Fed may hold off on tightening even if growth begins to pick up.

Longer term, we feel that the national profile of municipal bonds has been raised and believe that the days of aggressive stock buying have given way to a rediscovery of the importance of asset allocation within investor portfolios. We believe fixed-income investments and municipal bonds in particular will benefit. Later, as the Enron scandal fades and the economy improves, high-yield municipals -- which are less sensitive to interest-rate increases and perform better in a growing economy -- should bolster the returns of your fund. In our view, high-yield exposure can give this fund a competitive advantage relative to its peers.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Jerome Jacobs, Blake Anderson, Joyce Dragone, David Hamlin, Susan McCormack, and Richard Wyke.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                                                   Lehman
                                                  Municipal     Consumer
                      NAV       Market price     Bond Index    price index
-------------------------------------------------------------------------------
1 year               6.99%          8.70%          7.00%          1.53%
-------------------------------------------------------------------------------
5 years             33.09          20.07          36.79          12.12
Annual average       5.88           3.73           6.47           2.31
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)    78.46          56.96          81.64          26.41
Annual average       6.34           4.90           6.55           2.52
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/02

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                      12
-------------------------------------------------------------------------------
Income 1                                                 $0.7920
-------------------------------------------------------------------------------
Capital gains 1                                             --
-------------------------------------------------------------------------------
  Total                                                  $0.7920
-------------------------------------------------------------------------------
Distributions (preferred shares) 4                                Municipal
(for the period 5/1/01               Series A       Series B       Income
through 10/31/01)                  (630 shares)   (630 shares)  (200 shares)
-------------------------------------------------------------------------------
Income 1                             $683.49        $664.50        $344.64
-------------------------------------------------------------------------------
Capital gains 1                        --             --             --
-------------------------------------------------------------------------------
  Total                              $683.49        $664.50        $344.64
-------------------------------------------------------------------------------
(for the period 11/1/01              Series A       Series B
through 4/30/02)                  (2,920 shares) (2,400 shares)
-------------------------------------------------------------------------------
Income 1                             $223.60        $205.56
-------------------------------------------------------------------------------
Capital gains 1                        --             --
-------------------------------------------------------------------------------
  Total                              $223.60        $205.56
-------------------------------------------------------------------------------
Share value (common shares):                          NAV      Market price
-------------------------------------------------------------------------------
4/30/01                                             $13.10        $12.10
-------------------------------------------------------------------------------
4/30/02                                              13.14         12.33
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                                6.94%         7.40%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                         11.30         12.05
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or Market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Series A and Series B Auction Rate Municipal Preferred Shares were issued on November 1, 2001, and, on the same date, the Series A, Series B, and Municipal Income remarketed preferred shares were redeemed.

TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                                                    NAV       Market price
-------------------------------------------------------------------------------
1 year                                             3.37%          5.60%
-------------------------------------------------------------------------------
5 years                                           31.17          18.75
Annual average                                     5.58           3.50
-------------------------------------------------------------------------------
Life of fund
(since I1/27/92)                                  74.27          50.32
Annual average                                     6.12           4.46
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

The Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees.
Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Bond Fund (the "fund") formerly Putnam Investment Grade Municipal Trust II, at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2002



THE FUND'S PORTFOLIO
April 30, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
PSFG                -- Permanent School Fund Guaranteed
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.6%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt.), Ser. A, FGIC
$         4,100,000 5s, 2/1/41                                                            Aaa         $   3,859,125
          2,000,000 5s, 2/1/34                                                            Aaa             1,892,500
                                                                                                      -------------
                                                                                                          5,751,625

Alaska (1.1%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Northern TOB Securitization Corp. Rev. Bonds,
                    5 1/2s, 6/1/29                                                        Aa3               700,313
          3,000,000 Valdez Marine Term Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA+             3,098,910
                                                                                                      -------------
                                                                                                          3,799,223

Arizona (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,525,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                      B/P             1,578,375
          1,750,000 Maricopa Cnty., Poll. Control Rev. Bonds
                    (Public Service Co.), Ser. A, 6.3s, 12/1/26                           Baa3            1,795,938
                                                                                                      -------------
                                                                                                          3,374,313

Arkansas (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s, 9/1/28                Baa2            1,885,000
          3,000,000 Calhoun Cnty., Sales & Use Tax Rev. Bonds
                    (1st mtge.-Cranes Hillgeorgia-Pacific Corp.),
                    6 3/8s, 11/1/26                                                       Baa3            2,850,000
                                                                                                      -------------
                                                                                                          4,735,000

California (3.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CA Hlth. Fac. Auth. IFB (Catholic Healthcare West),
                    AMBAC, 8.956s, 7/1/17                                                 Aaa             5,100,000
          5,050,000 CA State G.O. Bonds, FGIC, 5 3/4s, 2/1/11                             Aaa             5,674,938
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP (The Internext
                    Group), 5 3/8s, 4/1/30                                                BBB             1,594,688
          1,000,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                    7.464s, 4/23/08 (SEG)                                                 Aaa             1,230,000
                                                                                                      -------------
                                                                                                         13,599,626

Colorado (4.5%)
-------------------------------------------------------------------------------------------------------------------
         42,700,000 CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                    Ser. B, zero %, 9/1/35                                                Baa3            3,629,500
          3,500,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              3,600,625
          2,000,000 Denver, City & Cnty. Arpt. Ser. D, 7 3/4s, 11/15/13                   A               2,435,000
            800,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               BBB-              819,000
          5,230,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                    (Newport Village), Ser. A-8, FSA, 7.1s, 1/1/30                        Aaa             5,543,800
                                                                                                      -------------
                                                                                                         16,027,925

District of Columbia (0.6%)
-------------------------------------------------------------------------------------------------------------------
                    DC, Tobacco Settlement Fin. Corp. Rev. Bonds
          1,000,000 6 3/4s, 5/15/40                                                       A1              1,028,750
            940,000 6 1/4s, 5/15/24                                                       A1                970,550
                                                                                                      -------------
                                                                                                          1,999,300

Florida (8.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds (Baptist
                    Hosp. & Baptist Manor), 5 1/8s, 10/1/19                               A3              3,605,000
          8,120,000 FL State Board of Ed. Cap. Outlay G.O. Bonds
                    (Pub. Ed.), Ser. A, 5s, 6/1/11                                        AA+             8,586,900
          3,000,000 Highlands Cnty. Hlth. Fac. Auth. Rev. Bonds
                    (Adventist Sunbelt), Ser. A, 6s, 11/15/31                             A-              3,030,000
          5,000,000 Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 10.844s, 3/26/20                          Aaa             5,207,350
          1,625,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds (Indian
                    Cogeneration), Ser. A, 7 7/8s, 12/15/25                               Baa3            1,669,689
          1,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       BB                838,750
          3,000,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Regl. Healthcare Sys.), Ser. E, 6s, 10/1/26                          A2              3,067,500
          3,000,000 Palm Beach Cnty., Arpt. Syst. Rev. Bonds, MBIA,
                    5 3/4s, 10/1/14                                                       Aaa             3,210,000
                                                                                                      -------------
                                                                                                         29,215,189

Georgia (2.2%)
-------------------------------------------------------------------------------------------------------------------
          4,840,000 Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                    (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22                        Aaa             5,174,880
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
            200,000 6.367s, 8/1/10                                                        Aaa               210,790
            300,000 6.367s, 8/1/10, Prerefunded                                           Aaa               318,426
          1,875,000 Henry Cnty., Wtr. & Sewerage Auth. Rev. Bonds,
                    FGIC, 5 5/8s, 2/1/30                                                  Aaa             1,954,688
                                                                                                      -------------
                                                                                                          7,658,784

Hawaii (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 HI State G.O. Bonds, Ser. CY, FSA, 5 1/2s, 2/1/12                     Aaa             3,281,250

Illinois (6.9%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 Central Lake Cnty., Joint Action Wtr. Agcy. G.O.
                    Bonds, 6s, 2/1/19                                                     Aa2             6,531,875
          1,000,000 Chicago, Board of Ed. G.O. Bonds, Ser. C, FSA,
                    5s, 12/1/26                                                           Aaa               958,750
          4,250,000 Chicago, Midway Arpt. Rev. Bonds, Ser. B, FSA,
                    5s, 1/1/31                                                            Aaa             3,979,063
          3,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              BB              3,504,375
          5,670,000 Chicago, Special Trans. Rev. Bonds, AMBAC,
                    5 1/4s, 1/1/31                                                        Aaa             5,584,950
          2,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Obligation), 5.65s, 11/15/24                            A-              2,131,875
          1,600,000 IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.),
                    Ser. B, 6s, 5/15/26                                                   BBB+            1,604,000
                                                                                                      -------------
                                                                                                         24,294,888

Indiana (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. A, 6 1/2s, 11/15/31                     B+              2,380,000

Kansas (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Burlington, Poll. Control Rev. Bonds (Kansas Gas &
                    Electric Co.), MBIA, 7s, 6/1/31                                       Aaa             5,108,050

Kentucky (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Boone Cnty., Poll. Control Rev. Bonds
                    (Dayton Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                     A2              1,025,440
          2,000,000 Jefferson Cnty., Cap. Projects Corp. Rev. Bonds,
                    MBIA, 5 1/2s, 6/1/28                                                  Aaa             2,052,500
          2,200,000 Jefferson Cnty., Hosp. Rev. Bonds, MBIA, 6.436s, 10/1/14              Aaa             2,262,766
          4,000,000 Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                    (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                              BB+             4,010,000
          1,875,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                    BBB/P           1,919,531
                                                                                                      -------------
                                                                                                         11,270,237

Maine (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Rumford, Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            3,578,750

Massachusetts (8.5%)
-------------------------------------------------------------------------------------------------------------------
          2,850,000 MA State Dev. Fin. Agcy. Rev. Bonds (MA Biomedical
                    Research), Ser. C, 6 1/4s, 8/1/20                                     A2/P            3,013,875
          6,250,000 MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr.
                    of Central MA), Ser. B, AMBAC, 11.32s, 6/23/22                        Aaa             7,414,063
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,300,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            1,291,875
            800,000 (Caritas Christian Oblig. Group), Ser. B,
                    6 1/4s, 7/1/22                                                        Baa2              800,000
          3,000,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E,
                    6s, 7/1/31                                                            A-              2,906,250
          2,750,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            2,560,938
            940,000 MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                    6.15s, 12/1/29                                                        Aaa               962,325
          3,830,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           Aaa             5,874,257
          5,650,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A,
                    AMBAC, 5s, 1/1/39                                                     Aaa             5,282,750
                                                                                                      -------------
                                                                                                         30,106,333

Michigan (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Detroit, Wtr. Supply Syst. IFB, FGIC, 10.996s, 7/1/22                 Aaa             2,105,760
          3,000,000 MI State Strategic Fund Ltd. Rev. Bonds
                    (Detroit Edison Poll. Control), 5.65s, 9/1/29                         A3              2,936,250
                                                                                                      -------------
                                                                                                          5,042,010

Minnesota (0.7%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (North West Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P              361,500
          1,000,000 MN State Hsg. Fin. Agy. Rev. Bonds (Single Fam. Mtg.),
                    6.05s, 7/1/31                                                         Aa1             1,020,000
            905,000 SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                    Ser. A-9, FSA, 7.1s, 1/1/30                                           Aaa               959,300
                                                                                                      -------------
                                                                                                          2,340,800

Mississippi (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MS State Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-            1,927,500

Missouri (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              1,558,125

Nevada (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,760,000 Clark Cnty., Dist. Impt. G.O. Bonds (Special Assmt.
                    Dist. No. 124), 7 1/4s, 2/1/20                                        BBB-/P          1,863,400
                    Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.)
          4,000,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            4,109,440
          3,000,000 Ser. A, AMBAC, 6.1s, 12/1/38                                          Aaa             3,180,000
                                                                                                      -------------
                                                                                                          9,152,840

New Jersey (2.0%)
-------------------------------------------------------------------------------------------------------------------
                    NJ Econ. Dev. Auth. Rev. Bonds
            650,000 (Cedar Crest Vlg. Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                BB-/P             630,500
          2,500,000 (First Mtge. Presbyterian), Ser. A, 6 3/8s, 11/1/31                   BB/P            2,425,000
                    NJ Healthcare Fac. Fin. Auth. Rev. Bonds
            500,000 (St. Peters U. Hosp.), Ser. A, 6 7/8s, 7/1/30                         Baa2              523,750
          2,000,000 AMBAC, 6 3/4s, 7/1/19                                                 Aaa             2,190,000
          1,250,000 (Atlantic City Med. Ctr.), 5 3/4s, 7/1/25                             A3              1,256,250
                                                                                                      -------------
                                                                                                          7,025,500

New York (9.0%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 NY & NJ Port Auth. Special Obligation IFB, Ser. N18,
                    8 3/4s, 12/1/17 (acquired 7/19/00,
                    cost $1,570,335) (RES)                                                Aaa             1,747,500
          1,690,000 NY City, G.O. Bonds, Ser. B, 7 1/2s, 2/1/06                           A2              1,721,704
          1,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. C, 5 3/4s, 6/15/26                                               AA              1,038,750
          1,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                    FGIC, 1.6s, 6/15/25                                                   VMIG1           1,000,000
                    NY State Dorm. Auth. Rev. Bonds (State U. Edl. Fac.)
          5,000,000 Ser. A, 5 7/8s, 5/15/17                                               AA-             5,606,250
          8,750,000 Ser. A, MBIA, 5 7/8s, 5/15/11                                         Aaa             9,953,125
          4,000,000 (NY U.), Ser. 2, AMBAC, 5s, 7/1/41                                    Aaa             3,810,000
                    Tribourough, Bridge & Tunnel Auth. Gen. Purpose
                    Rev. Bonds
          2,500,000 Ser. A, 5s, 1/1/32                                                    Aa3             2,371,875
          4,600,000 Ser. A, 5s, 1/1/27                                                    Aa3             4,427,500
                                                                                                      -------------
                                                                                                         31,676,704

North Carolina (2.0%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          2,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             1,942,500
          1,000,000 Ser. B, 5.65s, 1/1/16                                                 BBB             1,012,500
          4,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1
                    Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                                Baa1            4,200,000
                                                                                                      -------------
                                                                                                          7,155,000

North Dakota (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru
                    Healthcare Syst. Oblig. Group), 7 1/8s, 8/15/24                       Baa1            2,112,500

Ohio (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1            1,895,000
          2,170,000 Rickenbacker, Port Auth. Rev. Bonds (OASBO
                    Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32                        A2              2,107,613
                                                                                                      -------------
                                                                                                          4,002,613

Oklahoma (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               B+/P            1,943,500

Pennsylvania (7.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                               Aaa             3,102,360
          1,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds,
                    Ser. A, 6.7s, 12/1/20                                                 Baa1            1,030,000
          2,025,000 Buck Cnty., Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 3/1/33                                                          Baa1            1,880,719
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            1,068,750
          1,200,000 Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
                    (Chester Cnty. Hosp.), Ser. A, 6 3/4s, 7/1/31                         Baa2            1,102,500
          5,000,000 Dauphin Cnty., Auth. Hosp. Rev. Bonds
                    (Hapsco-Western PA Hosp.), Ser. A, MBIA,
                    6 1/2s, 7/1/12                                                        Aaa             5,131,500
          3,000,000 Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                    Ser. A, 6.2s, 7/1/19                                                  Baa3            3,108,750
          1,000,000 PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds (Northampton Generating),
                    Ser. A, 6 1/2s, 1/1/13                                                BBB-            1,018,750
            750,000 PA State Econ. Dev. Fin. Auth. Rev. Bonds
                    (Colver Project), Ser. D, 7.05s, 12/1/10                              BBB-              785,625
          1,515,551 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Rev. Bonds (Graduate Health Syst.), Ser. A,
                    6 1/4s, 7/1/13 (In default) (NON)                                     D/P                 1,894
          1,100,000 Sayre, Healthcare Fac. Auth. Rev. Bonds
                    (Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31                              A-              1,094,500
          3,000,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P            3,018,750
          3,500,000 West Cornwall, Twp. Muni. Auth. College Rev. Bonds
                    (Elizabethtown College Project), 6s, 12/15/27                         BBB+            3,508,750
                                                                                                      -------------
                                                                                                         25,852,848

Puerto Rico (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds,
                    Ser. B, 6s, 7/1/39                                                    A               3,461,250
            500,000 PR Elec. Pwr. Auth. IFB, FSA, 10.178s, 7/1/23                         Aaa               521,700
                                                                                                      -------------
                                                                                                          3,982,950

South Carolina (3.4%)
-------------------------------------------------------------------------------------------------------------------
            700,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              741,125
                    SC Toll Road Rev. Bonds
                    (Southern Connector Project), Ser. A
          2,500,000 5 3/8s, 1/1/38                                                        BBB-            1,715,625
          1,000,000 5 1/4s, 1/1/23                                                        BBB-              726,250
                    SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B
          2,000,000 6 3/8s, 5/15/30                                                       A1              2,020,000
          1,500,000 6 3/8s, 5/15/28                                                       A1              1,507,500
          5,000,000 Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                    (Bayerische Motoren Werke Project), 7.55s, 11/1/24                    A1              5,368,750
                                                                                                      -------------
                                                                                                         12,079,250

Tennessee (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board 144A IFB,
                    Ser. A2, MBIA, 8.2s, 7/1/21 (acquired 2/8/00,
                    cost $3,296,650) (RES)                                                Aaa             4,029,375
          4,300,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            4,622,500
          1,000,000 Shelby Cnty., Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Methodist Healthcare), 6 1/2s, 9/1/26                                Baa1            1,003,750
                                                                                                      -------------
                                                                                                          9,655,625

Texas (11.7%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 Alliance, Arpt. Auth. Rev. Bonds
                    (Federal Express Corp.), 6 3/8s, 4/1/21                               Baa2            1,740,375
          2,400,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hospital), 7.9s, 5/1/18                          AAA/P           2,539,704
          4,000,000 Dallas, Special Tax Rev. Bonds, AMBAC, 5s, 8/15/25                    Aaa             3,845,000
                    Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev. Bonds
          3,500,000 (American Airlines, Inc.), 6 3/8s, 5/1/35                             BB              2,778,125
          5,000,000 Ser. A, FGIC, 5 3/4s, 11/1/13                                         Aaa             5,318,750
          1,000,000 Gulf Coast Waste Disp. Auth. Rev. Bonds (Valero
                    Energy Corp.), 6.65s, 4/1/32                                          Baa2/P          1,043,750
          2,500,000 Harris Cnty., Houston Sports Auth. Rev. Bonds,
                    Ser. B, MBIA, 5 1/4s, 6/1/29                                          Aaa             2,434,375
          2,000,000 Hays Cons. Indpt. School Dist. G.O. Bonds, PSFG,
                    5 1/2s, 8/15/10                                                       Aaa             2,197,500
          3,500,000 Houston, Arpt. Syst. Rev. Bonds (Continental), Ser. E,
                    6 3/4s, 7/1/29                                                        BB-             3,167,500
          5,500,000 North Central Hlth. Fac. Dev. Corp. VRDN (Dates
                    Hosp. Presbyterian Med. Ctr), Ser. C, 1.66s, 12/1/15                  VMIG1           5,500,000
          3,000,000 Nueces Cnty., Port of Corpus Christi Rev. Bonds
                    (Union Pacific), 5.65s, 12/1/22                                       BBB             2,823,750
          5,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                    Rev. Bonds. (Southwestern Elec.Pwr. Co.), Ser. A,
                    8.2s, 8/1/11                                                          AA-             5,121,000
                    Tomball, Hosp. Auth., Rev. Bonds (Tomball Regl. Hosp.)
          1,500,000 6 1/8s, 7/1/23                                                        Baa2            1,440,000
          1,400,000 6s, 7/1/29                                                            Baa2            1,295,000
                                                                                                      -------------
                                                                                                         41,244,829

Utah (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 UT State Board Regents Student Loan Rev. Bonds,
                    Ser. H, AMBAC, 6.7s, 11/1/15                                          Aaa             5,141,050

Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Pocahontas Parkway Assn. Toll Rd. Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            1,653,000

Washington (2.6%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             7,603,750
                    Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines, Inc.)
            450,000 7 1/4s, 4/1/30                                                        B+/P              416,250
          1,400,000 7 1/8s, 4/1/20                                                        B+/P            1,307,250
                                                                                                      -------------
                                                                                                          9,327,250

West Virginia (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Mason Cnty., Poll. Control Rev. Bonds
                    (Appalachian Pwr. Co.), Ser. I, 6.85s, 6/1/22                         Baa1            3,065,100

Wisconsin (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              1,580,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $353,452,006) (b)                                         $ 353,699,487
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on market value of $353,699,487.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $353,523,270, resulting in gross unrealized appreciation and depreciation of $11,088,054 and $10,911,837, respectively, or net unrealized appreciation of $176,217.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2002 was $5,776,875 or 1.6% of market value.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2002.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at April 30, 2002.

      The fund had the following industry group concentrations greater than 10% at April 30, 2002 (as a percentage of market value):

           Hospitals/health care   28.3%
           Transportation          21.7
           Utilities               12.9
           Education               11.7


      The fund had the following insurance concentrations greater than 10% at April 30, 2002 (as a percentage of market value):

           MBIA                    13.0%
           AMBAC                   11.8

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2002
                        Market     Aggregate Face   Expiration    Unrealized
                        Value           Value         Date       Depreciation
------------------------------------------------------------------------------
Muni Bond Future
(Short)              $3,020,531      $2,976,908      Jun-02        $(43,623)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$353,452,006) (Note 1)                                                         $353,699,487
-------------------------------------------------------------------------------------------
Cash                                                                              1,241,670
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    6,684,397
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,296,867
-------------------------------------------------------------------------------------------
Total assets                                                                    364,922,421

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                 3,625
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,310,396
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                               36,820
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,182,278
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        608,091
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           35,164
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       33,448
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,826
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              234,562
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,447,210
-------------------------------------------------------------------------------------------
Series A and Series B Auction Rate Municipal Preferred Shares (AMPS),
(2,920 Series A AMPS and 2,400 Series B AMPS authorized and
issued at $25,000 per share)                                                    133,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $226,475,211

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
(Notes 1 and 5)                                                                $235,670,309
-------------------------------------------------------------------------------------------
Undistributed net investment income (Notes 1 and 5)                                 980,149
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Notes 1 and 5)                    (10,379,105)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments (Note 5)                                 203,858
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                    $226,475,211

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($226,475,211 divided by
17,242,049 shares)                                                                   $13.14
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2002
Tax exempt interest income:                                                     $20,299,895
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,221,855
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      241,466
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    14,335
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,234
-------------------------------------------------------------------------------------------
Legal                                                                               236,389
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              269,927
-------------------------------------------------------------------------------------------
Other                                                                               180,135
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,173,341
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (54,740)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,118,601
-------------------------------------------------------------------------------------------
Net investment income                                                            17,181,294
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (2,643,299)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     464,305
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the year                                                                     311,067
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,867,927)
-------------------------------------------------------------------------------------------
Distributions to preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
  From tax exempt income                                                         (2,064,408)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable
to common shares                                                                $13,248,959
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended April 30
                                                                    -----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                               $  17,181,294          $ 13,356,101
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (2,178,994)             (200,477)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                311,067             7,735,708
-------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax exempt income                                               (2,064,408)           (2,648,610)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shares                                 13,248,959            18,242,722

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax exempt income                                              (12,909,791)          (10,391,201)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection with
the merger of Putnam Investment Grade Municipal Trust III
(Note 5)                                                               52,097,277                    --
-------------------------------------------------------------------------------------------------------
Preferred shares offering costs (Note 4)                                 (978,760)                   --
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           51,457,685             7,851,521

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     175,017,526           167,166,005
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income and distributions in excess of net investment income of $980,149 and
$976,548, respectively)                                              $226,475,211          $175,017,526
-------------------------------------------------------------------------------------------------------
Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                         13,357,092            13,357,092
-------------------------------------------------------------------------------------------------------
Shares issued in connection with the merger of
Putnam Investment Grade Municipal Trust III (Note 5)                    3,884,957                    --
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                               17,242,049            13,357,092
-------------------------------------------------------------------------------------------------------
Preferred shares outstanding at beginning of year                           1,260                 1,260
-------------------------------------------------------------------------------------------------------
Preferred shares issued in connection with the merger of
Putnam Investment Grade Municipal Trust III (Note 5)                          200                    --
-------------------------------------------------------------------------------------------------------
Preferred shares redeemed (Note 4)                                         (1,460)                   --
-------------------------------------------------------------------------------------------------------
Preferred shares issued (Note 4)                                            5,320                    --
-------------------------------------------------------------------------------------------------------
Preferred shares outstanding at end of year                                 5,320                 1,260
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------


Per-share
operating performance                                     Year ended April 30
-------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                       $13.10       $12.52       $13.94       $14.13       $13.70
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (a)               1.05         1.00          .98         1.00         1.06
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.03)         .56        (1.37)        (.07)         .50
-------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income              (.13)(e)     (.20)        (.18)        (.16)        (.17)
-------------------------------------------------------------------------------------------------------
Total from investment operations         .89         1.36         (.57)         .77         1.39
-------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income              (.79)        (.78)        (.85)        (.96)        (.96)
-------------------------------------------------------------------------------------------------------
Total distributions                     (.79)        (.78)        (.85)        (.96)        (.96)
-------------------------------------------------------------------------------------------------------
Preferred share offering costs          (.06)(e)       --           --           --           --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $13.14       $13.10       $12.52       $13.94       $14.13
-------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                       $12.33       $12.10       $10.56       $15.25       $14.13
-------------------------------------------------------------------------------------------------------
Total return at market
value (common shares)(%)(b)             8.70        22.37       (25.71)       15.08         5.63
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)(in thousands)       $226,475     $175,018     $167,166     $186,195     $188,788
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.46         1.33         1.29         1.23         1.26
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            6.95         6.19         6.27         5.93         6.26
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 27.47(f)     38.53        17.71        17.07        25.71
-------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements. (Note 2)

(e) Series A and Series B Auction Rate Municipal Preferred Shares were issued on November 1, 2001, and on the same date, the Series A, Series B and Municipal Income remarketed preferred shares were redeemed. (Note 4)

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Investment Grade Municipal Trust III. (Note 5)

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002

Note 1
Significant accounting policies

Putnam Municipal Bond Fund (formerly known as Putnam Investment Grade Municipal Trust II) (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio comprised mostly of investment-grade tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2002, the fund had a capital loss carryover of approximately $13,237,000 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes approximately $3,747,000 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam Investment Grade Municipal Trust III. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 1,863,000    April 30, 2003
     2,279,000    April 30, 2004
     2,895,000    April 30, 2005
       243,000    April 30, 2006
       843,000    April 30, 2007
     2,694,000    April 30, 2008
       378,000    April 30, 2009
     2,042,000    April 30, 2010

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the preferred shares is generally a 28-day period for the Series A shares and a 7-day period for the Series B shares. The applicable dividend rate for the preferred shares on April 30, 2002 was 1.60% for Series A and 1.60% for Series B. For the period May 1, 2001 through October 31, 2001, the fund distributed $918,162 to the Series A, Series B and Municipal Income remarketed preferred shareholders. For the period November 1, 2001 through April 30, 2002, the fund distributed $1,146,246 to the Series A and Series B AMP shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2002, the fund reclassified $250,398 to decrease undistributed net investment income and $250,398 to decrease accumulated net realized losses. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average weekly net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on preferred shares during any dividend payment period plus any expenses attributable to preferred shares for that period exceed the fund's gross income attributable to the proceeds of the preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2002, the fund's expenses were reduced by $54,740 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $602 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $124,036,226 and $75,319,840, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

On November 1, 2001, the existing 1,460 Series A, Series B and Municipal Income remarketed preferred shares were redeemed and 2,920 (value at $73,000,000) Series A Auction Rate Municipal Preferred Shares (Series A
AMPS) were issued. In addition, 2,400 Series B Auction Rate Municipal Preferred Shares (Series B AMPS) were also issued. Proceeds to the fund, net of amounts used to redeem remarketed preferred shares, before underwriting expenses of $600,000 and offering expenses of $378,760, amounted to $60,000,000. Such offering expenses and the fund underwriting expenditures were charged against the net assets of the fund available to common shareholders.

The Series A and Series B AMPS are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accrued on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of the preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the preferred shares. At April 30, 2002 no such restrictions have been placed on the fund.

Under Emerging Issues Task Force (EITF) promulgation Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the fund's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

Note 5
Acquisition of Putnam Investment
Grade Municipal Trust III

On July 23, 2001, the fund issued 3,884,957 common shares and 200 preferred shares to the shareholders of Putnam Investment Grade Municipal Trust III to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Investment Grade Municipal Trust III on July 20, 2001, valuation date, were $242,115,577 and $62,097,277 (which includes $10,000,000 of remarketed preferred shares), respectively. On July 20, 2001, Putnam Investment Grade Municipal Trust III had an accumulated net investment loss of $360,041, an accumulated net realized loss of $4,617,160 and unrealized appreciation of $1,260,917. The aggregate net assets of the fund immediately following the acquisition were $304,212,854.

Note 6
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premiums and accrete discounts on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to May 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.

---------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee2          During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction)                  Board of Directors of the
                                                                 Environment and Natural Resources
                                                                 Program Steering Committee, John
                                                                 F. Kennedy School of Government,
                                                                 Harvard University. Until 2001,
                                                                 Mr. Curtis was a Member of the
                                                                 Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company).

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 President of the Kathleen and
                                                                 Ronald J. Jackson Foundation
                                                                 (charitable trust). Member of the
                                                                 Board of Overseers of WGBH (public
                                                                 television and radio). Member of the
                                                                 Board of Overseers of the Peabody
                                                                 Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power and
                                   Management and                telecommunications networks), and
                                   Director of the Center        the Whitehead Institute for
                                   for Energy and                Biomedical Research (a non-profit
                                   Environmental Policy          research institution). President of the
                                   Research, Massachusetts       Yale University Council. Prior to
                                   Institute of Technology       February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                President Emeritus of         Chairman, Cambus-Kenneth
(2/25/38),                         Mount Holyoke College         Bloodstock (a limited liability
Trustee since 1992                                               company involved in thoroughbred
                                                                 horse breeding and farming),
                                                                 Director, Northeast Utilities, and
                                                                 Talbots (a distributor of women's
                                                                 apparel). Trustee of Centre College,
                                                                 Trustee of Notre Dame University,
                                                                 and Member of the Oversight
                                                                 Committee of Folger Shakespeare
                                                                 Library.  Prior to September 2000,
                                                                 June 2000, and November 1999,
                                                                 Dr. Kennan was a Director of
                                                                 Chastain Real Estate, Bell Atlantic,
                                                                 and Kentucky Home Life
                                                                 Insurance, respectively.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Prior to
                                                                 October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust).

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 and Norske Canada, Inc. (paper
                                                                 manufacturer). Prior to July 2001
                                                                 and October 1999, Mr. Stephens was
                                                                 Chairman of Mail-Well (printing
                                                                 and envelope company) and
                                                                 MacMillan-Bloedel (forest products
                                                                 company), respectively.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
                                   Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)
                                   and New Generation
                                   Advisers, Inc.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Prior to May 2000 and
                                                                 November 1999, Mr. Smith was
                                                                 Chairman and CEO, respectively, of
                                                                 Marsh & McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of April 30, 2002, there were 115 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan
  Companies, Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam,
  III, is the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President, Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam
  Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a
  Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Senior Vice President,                                           Investments, LLC
Assistant Treasurer and
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam
Vice President                                                   Management

Jerome J. Jacobs                   Since 1996                    Managing Director, Putnam Management
(8/20/58),
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998, Managing
Vice President                                                   Director, Swiss Bank Corp.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen R. Oristaglio
Vice President

Jerome J. Jacobs
Vice President and CIO
Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

79301  183  6/02